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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2008

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Joseph M. Harary Promoted to Chief Executive Officer

On December 22, 2008 Research Frontiers Inc. (Nasdaq: REFR), the developer and licensor of SPD-Smart(tm) light-control technology, announced that effective January 1, 2009, it has promoted Joseph M. Harary to the position of President and Chief Executive Officer. Robert L. Saxe will continue in his position as Chairman of the Board of Directors and will remain active to continue to head the Company's research and development, with the title of Chief Technology Officer.

Robert L. Saxe, Chairman of Research Frontiers commented: "Joe Harary has been a leading figure in creating the emerging SPD industry and establishing SPD-Smart technology as the light-control solution of choice at many of the world's largest glass companies. Joe has worked closely and developed strong relationships with key executives at our licensees and at major OEMs around the world. Now, with important projects in various industries in the pipeline as a result of this, Joe's new position as CEO will better enable him to coordinate activities around the world."

"SPD-Smart light-control technology has reached its current state of advanced performance through the perseverance, vision, guidance and skill of Bob Saxe and his talented team of scientists, as well as the focused commercial efforts of teams of technical, production and marketing people at our licensees and their customers," noted
Joseph M. Harary. "Recent developments have made it increasingly clear that the world needs SPD-Smart light-control technology and the many benefits it offers, including energy efficiency and expanded design possibilities in the architecture, automotive, aircraft and marine industries. We, our licensees, and their customers have a very exciting future ahead of us and I look forward to leading our collective efforts to demonstrate how intelligent glass can really be."

Joe Harary became Vice President and General Counsel to Research Frontiers in April 1992, was promoted to the position of Executive Vice President in December 1999, and became its President and Chief Operating Officer in February 2002. He has been a director of the Company since February 1993. Joe Harary graduated Summa Cum Laude from Columbia College in 1983 with an A.B. degree in economics, and received a Juris Doctor degree from Columbia Law School in 1986. Prior to joining Research Frontiers in 1992, Mr. Harary was a corporate attorney whose practice at several prominent New York law firms emphasized mergers and acquisitions, technology licensing, securities law, and intellectual property law. Prior to attending law school, Mr. Harary was an economist with the Federal Reserve Bank of New York.


Research Frontiers' press release (which is included herewith as an exhibit), is available on various web sites including
Research Frontiers' website at http://www.SmartGlass.com.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Research Frontiers Press Release dated December 22, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: December 22, 2008

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President